SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                     ----------------------------------

      Date of Report (Date of earliest event reported): March 8, 1999

                               FOOTSTAR, INC.
           (Exact name of registrant as specified in its charter)


      Delaware                     1-11681                  22-3439443
     (State of             (Commission File Number)       (IRS Employer
   incorporation)                                       Identification No.)


  933 MacArthur Boulevard, Mahwah, New Jersey                 07430
  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (201) 934-2000

Item 5. OTHER EVENTS

          On March 8, 1999, the Board of Directors of Footstar, Inc. (the "Corporation") declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $.01 per share (the "Common Shares"), of the Corporation. The dividend is payable to the shareholders of record on March 19, 1999 (the "Record Date"), and with respect to Common Shares issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.01 par value per share (the "Preferred Shares"), of the Corporation at a price of $100 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), dated as of March 8, 1999.

          Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the earlier to occur of (i) a person or group of affiliated or associated persons (an "Acquiring Person") having acquired Beneficial Ownership (as defined in the Rights Agreement) of 15% or more of the outstanding Common Shares (except pursuant to a Permitted Offer (as defined in the Rights Agreement) or a Qualifying Offer as hereinafter defined), or
(ii) 10 days (or such later date as the Board of Directors of the Corporation may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in a person or group becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), provided that an Acquiring Person does not include a Grandfathered Shareholder or a Grandfathered Transferee (as such terms are defined in the Rights Agreement). The date that a person or group becomes an Acquiring Person is the "Shares Acquisition Date."

          A "Qualifying Offer" is an offer for all the outstanding Common Shares of the Corporation which generally meets the following requirements:
(i) the consideration offered must be the same for all shareholders; (ii) to the extent the consideration includes cash, the Corporation must receive an opinion from a nationally recognized investment bank designated by the Corporation that the offeror has the ability to finance the offer; (iii) upon consummation of the offer, the offeror must own a majority of the outstanding Common Shares of the Corporation; (iv) the per share consideration being offered is no less than the highest amount of consideration paid for any Common Shares purchased by the offeror within the two years prior to the offer; (v) the offer must remain open for at least 60 business days; (vi) the Corporation must receive an opinion from a nationally recognized investment bank designated by the Corporation stating that the offer price is fair to the Corporation's shareholders from a financial point of view; and (vii) before the date the offer is commenced, the offeror must make an irrevocable written commitment to the Corporation that (A) following completion of the offer, the offeror will acquire all shares not purchased in the offer at the same price per share as that paid in the offer, (B) the offeror will not make any amendment to the terms of the offer that reduces the offer price, changes the form of consideration offered, reduces the number of shares sought, or otherwise is not in the interest of the Corporation's shareholders, and (C) the offeror will not make any offer for any equity securities of the Corporation for six months after the original offer is commenced if the original offer is not successful, unless an offer by another party is commenced either for a higher per share price or with the approval of the Board of Directors of the Corporation, in either of which case a new offer by the initial offeror must be at a per share price at least equal to that provided for in the alternative offer.

          The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with, and only with, the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

          The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 8, 2009, unless earlier redeemed by the Corporation as described below.

          In the event that any person becomes an Acquiring Person or an affiliate or associate thereof (except pursuant to a Permitted Offer or a Qualifying Offer, each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise the number of Common Shares or, in the discretion of the Board of Directors of the Corporation, one one-thousandth of a Preferred Share (or, in certain circumstances, other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, Beneficially Owned by any Acquiring Person or any affiliate or associate thereof will be null and void.

          In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or, if in such transaction all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring company (or in certain circumstances, its parent) having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

          The Purchase Price payable, and the number of Preferred Shares, Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

          The number of outstanding Rights and the number of one one-thousandth of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

          Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $10.00 per share but, if greater, will be entitled to an aggregate dividend per share of 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $1,000 per share, provided that the holders will be entitled to an aggregate payment per share of at least 1,000 times the aggregate payment made per Common Share. These rights are protected by customary antidilution provisions. In the event that the dividends on the Preferred Shares are in arrears in an amount equal to six quarterly dividend payments, the holders of the Preferred Shares shall have the right, voting as a class, to elect two directors in addition to the directors elected by the holders of the Common Shares until all cumulative dividends on the Preferred Shares have been paid through the last quarterly dividend payment date and dividends for the current dividend period declared and set apart.

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are one one-thousandth or integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Corporation, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

          At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which redemption shall generally be effective upon the action of the Board of Directors of the Corporation. Additionally, following the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in which all holders of Common Shares are treated alike but not involving an Acquiring Person or its affiliates or associates.

          All the provisions of the Rights Agreement, except those which concern the rights, duties or obligations of the Rights Agent, may be amended by the Board of Directors of the Corporation prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors of the Corporation in order to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period under the Rights Agreement (subject to certain limitations), or to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), as long as such amendments do not change the rights, duties or obligations of the Rights Agent.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders of the Corporation, shareholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

          Attached hereto as Exhibit 4 and incorporated by reference are a copy of the Rights Agreement between the Corporation and ChaseMellon Shareholder Services, L.L.C., specifying the terms of the Rights, and the exhibits thereto, as follows: Exhibit A - Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Footstar, Inc.; Exhibit B - Form of Right Certificate; and Exhibit C - Summary of Rights to Purchase Preferred Shares. The foregoing description of the Rights is qualified by reference to the Rights Agreement and the exhibits thereto.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

        (c)      Exhibits

                 4 Rights Agreement (the "Rights Agreement") dated as of March 9, 1999 between Footstar, Inc. and ChaseMellon Shareholder Services, L.L.C., which includes, as Exhibit A thereto, the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Footstar, Inc., as Exhibit B thereto, the Form of Right Certificate, and as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares, incorporated herein by reference to Exhibit 1 to the Registration Statement on Form 8-A dated March 9, 1999 and filed by Footstar, Inc. with the Securities and Exchange Commission on March 9, 1999.

                 99           Press Release, dated March 9, 1999, issued by
                              Footstar, Inc.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOOTSTAR, INC.
                                       (Registrant)



                                       By /s/ Maureen Richards
                                         ----------------------------
                                         Name:  Maureen Richards
                                         Title: Vice President


Date: March 9, 1999

                               EXHIBIT INDEX
                               -------------


Exhibit        Description                                             Page
-------        -----------                                             ----

   4 Rights Agreement (the "Rights Agreement") dated as of March 8, 1999 between Footstar, Inc. and ChaseMellon Shareholder Services, L.L.C., which includes, as Exhibit A thereto, the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Footstar, Inc., as Exhibit B thereto, the Form of Right Certificate, and as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares, incorporated herein by reference to Exhibit 1 to the Registration Statement on Form 8-A dated March 9, 1999 and filed by Footstar, Inc. with the Securities and Exchange Commission on March 9, 1999.

   99          Press  Release,  dated  March 9,  1999,  issued by
               Footstar, Inc.